                                                                  EXHIBIT 10.10

                           SECURITIES PLEDGE AGREEMENT


         THIS SECURITIES PLEDGE AGREEMENT is dated this 26 day of October, 2001, by and between HUNT FAMILY INVESTMENTS, L.L.L.P. (the "Pledgor") and BANK OF AMERICA, N.A. (the "Pledgee").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, Pledgor executed that certain Pledge Agreement dated June 6, 2000 between Pledgor, as pledgor and HORIZON MEDICAL PRODUCTS, INC. (the "Borrower") as pledgee covering the Pledged Securities to secure a Promissory Note dated June 6, 2000 in the amount of $900,000;

         WHEREAS, Borrower has previously assigned the Pledged Securities to Pledgee pursuant to a Pledge and Assignment of Note and Collateral dated June 6, 2000;

         WHEREAS, accordingly, Pledgee is currently the holder of the Pledged Securities pursuant to the Pledge and Assignment of Note and Collateral from Borrower dated June 6, 2000 as acknowledged by Pledgor in that certain Consent to Assignment of Note and Collateral dated June 6, 2000;

         WHEREAS, Borrower has entered into a certain loan evidenced by that certain Promissory Note dated May 26, 1998, made by Borrower to the order of Pledgee in the principal face amount of Fifty Million Dollars ($50,000,000) (hereinafter referred to as the "Note"), and as further evidenced by that certain Amended and Restated Credit Agreement, dated as of May 26, 1998, (the "Credit Agreement") as amended by the First Amendment to Amended and Restated Credit Agreement dated as of November 11, 1998, the Second Amendment to Amended and Restated Credit Agreement and Waiver dated as of March 31, 1999 the Third Amendment to the Amended and Restated Credit Agreement and Waiver dated March 29, 2000 the Fourth Amendment to the Amended and Restated Credit Agreement and Waiver dated June 6, 2000 the Fifth Amendment to the Amended and Restated Credit Agreement and Waiver dated August 14, 2000 and by that certain Forbearance Agreement dated March 30, 2001, as amended by that certain First Amendment to Forbearance Agreement dated March 31, 2001 and that certain Second Amendment to Forbearance Agreement dated October 16, 2001 (the "Loan");

         WHEREAS, Pledgor has executed and delivered to Pledgee a Limited Guaranty of even date herewith to guaranty payment of the Note and Loan (the "Guaranty");

         WHEREAS, as additional security for Pledgor's obligations to perform its obligations under the Guaranty, the Pledgor agreed to execute this Agreement and, pursuant hereto, to pledge the Pledged Securities, as defined in this Agreement, as security for the prompt satisfaction of all of Pledgor's obligations pursuant to the Guaranty and this Agreement;

         WHEREAS, accordingly, Pledgee is the holder of the Pledge Securities pursuant to this Securities Pledge Agreement and the Pledge and Assignment of Note and Collateral dated June 6, 2000.

         NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

         1. Definitions. The term "Pledged Securities" shall mean the securities described in Schedule I hereto, together with all certificates, options, rights, or other distributions issued as an addition to, in substitution or in exchange for, or on account of, any such securities, and all proceeds of all of the foregoing, now or hereafter owned or acquired by the Pledgor.

         2.       Agreement to Pledge.

         (a) As security for the prompt payment of (i) any and all liabilities, obligations or indebtedness of Pledgor under the Guaranty of the Note with respect to the Loan, and (ii) any and all costs, expenses or amounts owed under or with respect to any of the foregoing, or under or with respect to this Securities Pledge Agreement, (all of the foregoing herein collectively referred to as the "Secured Indebtedness"), the Pledgor hereby pledges, hypothecates, assigns, transfers and delivers unto Pledgee, its successors and assigns the Pledged Securities in form transferable for delivery, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, and grants the Pledgee a lien on and security interest therein.

         (b) If the Pledgor shall become entitled to receive or shall receive, in connection with any of the Pledged Securities, any:

                  (i) Certificate representing such Pledged Securities, including, but without limitation, any certificate representing a dividend or in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off;

                  (ii) Option, warrant, or right, whether as an addition to or in substitution or in exchange for any of the Pledged Securities, or otherwise;

                  (iii) Dividend or distribution payable in property, including securities issued by other than the issuer of any of the Pledged Securities; or

                  (iv) Extraordinary or liquidating dividends or distributions, then:

the Pledgor shall accept the same as the Pledgee's agent, in trust for the Pledgee, and shall deliver them forthwith to the Pledgee in the exact form received with, as applicable, the Pledgor's endorsement when necessary, or appropriate stock powers duly executed in blank, to be held by the Pledgee, subject to the terms hereof, as part of the Pledged Securities.

         (c) At any time from and after the occurrence of a default under the Note (an "Event of Default"), the Pledgee, at its option, may have any or all of the Pledged Securities registered in its name or that of its nominee, and the Pledgor hereby covenants that, upon the Pledgee's request, the Pledgor will cause the issuer of the Pledged Securities to effect such registration. From and after an Event of Default, whether or not the Pledged Securities shall have been registered in the name of the Pledgee or its nominee, the Pledgee or its nominee shall have with respect to the Pledged Securities the right to exercise all voting rights and all other corporate rights and all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if he were the absolute owner thereof, including, without limitation, the right to exchange any or all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, or upon the exercise by such issuer of any right, privilege, or option pertaining to any of the Pledged Securities, and, in connection therewith, to deliver any of the Pledged Securities to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as he may determine, all without liability except to account for property actually received by it; but the Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

         (d) Upon the occurrence of an Event of Default, the Pledgee may, without demand of performance or other demand, advertisement, or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Pledgor or any other person (all of which are, to the extent permitted by law, hereby expressly waived), forthwith realize upon the Pledged Securities or any part thereof, and may forthwith, or agree to, retain the Pledged Securities in satisfaction of the Secured Indebtedness, or sell or otherwise dispose of and deliver the Pledged Securities or any part thereof or interest therein, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, at such prices and on such terms (including, but without limitation, a requirement that any purchaser of all of any part of the Pledged Securities purchase the shares constituting the Pledged Securities for investment and without any intention to make a distribution thereof) as he may deem best, for cash or on credit, or for future delivery without assumption of any credit risk, with the right to the Pledgee or any purchaser to purchase upon any such sale the whole or any part of the Pledged Securities free of any right or equity of redemption in the Pledgor, which right or equity is hereby expressly waived and released.

         (e) The proceeds of any such disposition or other action by the Pledgee shall be applied as follows:

                  (i) First, to the costs and expenses incurred in connection therewith or incidental thereto or to the care or safekeeping of any of the Pledged Securities or in any way relating to the rights of the Pledgee hereunder, including reasonable attorneys' fees and legal expenses;

                  (ii)     Second, to the repayment of the Secured Indebtedness;

                  (iii) Third, to the payment of any other amounts required by applicable law; and

                  (iv) Fourth, to the Pledgor to the extent of any surplus proceeds.

         (f) The Pledgee need not give more than five (5) days' notice of the time and place of any public sale or of the time after which a private sale may take place, which notice the Pledgor hereby deems reasonable.

         (g) The Pledgee shall have the right, for and in the name, place and stead of the Pledgor, and the Pledgor hereby grants Pledgee power of attorney, as set forth in Section 7, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Securities.

         (h) The Pledgor recognizes that the Pledgee may be unable to effect a public sale of all or a part of the Pledged Securities and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Pledgee than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Pledgee has no obligation to delay sale of any Pledged Securities to permit the issuer thereof to register it for public sale under the Securities Act of 1933.

         (i) The Pledgor and Pledgee recognize and agree that the Pledged Securities have been previously pledged to Pledgee pursuant to a Pledge and Assignment of Note and Collateral Agreement dated June 6, 2000 by and between Borrower and Pledgee. Pledgee is currently holding the Pledged Securities and Pledgee shall continue to hold the Pledged Securities as collateral and security unless and until the Indebtedness as defined in the Pledge and Assignment of Note and Collateral Agreement dated June 6, 2000 by and between Borrower and Pledgee is fully paid and satisfied and the Secured Indebtedness is fully paid and satisfied.

         3. Pledgor's Warranties and Representations. The Pledgor represents and warrants that:

         (a) It has, and has duly exercised, all requisite power and authority to enter into this Agreement, to pledge the Pledged Securities for the purposes described in Section 2(a), and to carry out the transactions contemplated by this Agreement;

         (b) It is the legal and beneficial owner of all of the Pledged Securities;

         (c) All of the Pledged Securities are owned by the Pledgor free of any pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest in such securities or the proceeds thereof, except for that granted hereunder and the prior pledge to Borrower which has been assigned to Pledgee; and

         (d) Upon delivery of the Pledged Securities to the Pledgee or its agent, this Agreement shall create a valid first lien upon and perfected security interest in the Pledged Securities and the proceeds thereof, subject to no prior security interest, lien, charge or encumbrance, or agreement purporting to grant to any third party a security interest in the property or assets of the Pledgor which would include the Pledged Securities.

         4.       Pledgor's Covenants.

         (a) The Pledgor hereby covenants that, until the Secured Indebtedness has been repaid in full and the Note cancelled, he will not sell, convey, or otherwise dispose of any of the Pledged Securities or any interest therein or create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any Pledged Securities or the proceeds thereof, other than created hereby.

         (b) The Pledgor warrants and will, at his own expense, defend the Pledgee's right, title, special property and security interest in and to the Pledged Securities against the claims of any person, firm, corporation or other entity.

         5. Notices in Regard of Pledged Securities. The Pledgor will promptly deliver to the Pledgee all written notices, and will promptly give the Pledgee written notice of any other notices, received by him with respect to Pledged Securities, and the Pledgee will promptly give like notice to the Pledgor of any such notices received by him or his nominee.

         6. Agreement to Execute Further Documents. The Pledgor shall at any time, and from time to time, upon the written request of the Pledgee, execute and deliver such further documents and do such further acts and things as the Pledgee may reasonably request to effect the purposes of this Agreement, including, without limitation, delivering to the Pledgee upon the occurrence of an Event of Default irrevocable proxies with respect to the Pledged Securities in form satisfactory to the Pledgee. Until receipt thereof, this Agreement shall constitute the Pledgor's proxy to the Pledgee or his nominee to vote all of the Pledged Securities then registered in the Pledgor's name.

         7. Power of Attorney. From and after an Event of Default, the Pledgor hereby appoints the Pledgee as the Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which either may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, the Pledgee shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Pledged Securities or any part thereof and to give full discharge for the same.

         8. Return of Pledged Securities. Pledgor acknowledges and agrees that the Pledged Securities have been previously assigned to Pledgee pursuant to a Pledge and Assignment of Note and Collateral between Borrower and Pledgee dated June 6, 2000. Accordingly, Pledgee is currently holding the Pledged Securities and Pledgee shall continue to hold the Pledged Securities as collateral and security unless and until the Indebtedness as defined in the Pledge and Assignment of Note and Collateral Agreement dated June 6, 2000 by and between Borrower and Pledgee is fully paid and satisfied and the Secured Indebtedness is fully paid and satisfied. Upon the repayment in full of all of the Indebtedness as defined in the Pledge and Assignment of Note and Collateral Agreement dated June 6, 2000 by and between Borrower and Pledgee, the Secured Indebtedness and the satisfaction of all additional costs and expenses of the Pledgee as provided herein, this Agreement shall terminate and the Pledgee shall deliver to the Pledgor, at the Pledgor's expense, such of the Pledged Securities as shall not have been sold or otherwise applied pursuant to this Agreement.

         9.       General.

         (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Securities while held hereunder, the Pledgee shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Securities upon surrendering it or them or tendering surrender of it or them to the Pledgor.

         (b) No course of dealing between the Pledgor and the Pledgee, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of the Pledgee hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         (c) The rights and remedies provided herein are cumulative and are in addition to and not exclusive of any rights or remedies provided by law, including, but without limitation, the rights and remedies of a secured party under the Uniform Commercial Code.

         (d) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision or part thereof in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Agreement in any jurisdiction.

         (e) Any notice required or permitted by this Securities Pledge Agreement shall be effective if mailed, postage prepaid, by registered or certified mail, return receipt requested, or if delivered to the Pledgor or Pledgee at their addresses specified below, or at such other addresses as the Pledgor or the Pledgee may theretofore have designated in writing and given in like manner to the other.

         (f) This Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the parties hereto.

         (g) This Agreement shall be construed in accordance with the substantive law of the State of Georgia without regard to principles of conflicts of law and is intended to take effect as an instrument under seal.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

Signed, sealed, sworn to and delivered
in the presence of:                        PLEDGOR:

                                           HUNT FAMILY INVESTMENTS,
------------------------------------       L.L.L.P.
Witness

                                            By:
                                               --------------------------------
------------------------------------           Name:  Marshall B. Hunt
Notary Public                                  Title:  Managing General Partner

Notarized this 26th day of October, 2001.      Address:

My commission expires:                         3935 Paces Manor
                                               Atlanta, Georgia 30339
         (NOTARIAL SEAL)


Signed, sealed, sworn to and delivered
in the presence of:                        PLEDGEE:
                                           BANK OF AMERICA, N.A.
-------------------------------------
Witness
                                              By:
                                                 ------------------------------
                                                 Name:
                                                      -------------------------
-------------------------------------            Title:
Notary Public                                          ------------------------


Notarized this ______ day of October, 2001.
                                                Address:
My commission expires:
                                                101 North Tryon Street
         (NOTARIAL SEAL)                        NC1-001-13-26
                                                Charlotte, North Carolina 28255

                                                                   EXHIBIT 10.11
                                   SCHEDULE I


                                                     Number and Description
                                                               of
Issuer                                                  Pledged Securities                                Name of Holder

Horizon Medical Products, Inc.                       924,210 Shares of Class A                Hunt Family Investments, L.L.L.P.
                                                           Common Stock


                    POWER OF ATTORNEY TO TRANSFER SECURITIES

         FOR VALUE RECEIVED, the undersigned, Hunt Family Investments, L.L.L.P. hereby sells, assigns and transfers to _________________________________,
924,210 shares of capital stock, Certificate No. 72, standing in his name on the books of Horizon Medical Products, Inc. and does hereby irrevocably constitute and appoint any officer or transfer agent of the corporation the power of attorney to transfer all said shares on the books of the within named corporation with full power of substitution.


Signed, sealed, sworn to and
delivered in the presence of:                  HUNT FAMILY INVESTMENTS,
                                               L.L.L.P.
---------------------------------
Witness                                        By:
                                                   ----------------------------
                                               Name:  Marshall B. Hunt
---------------------------------              Title:  Managing General Partner
Notary Public

Notarized this 26th day of
October, 2001.

My commission expires:


         (NOTARIAL SEAL)


              [Signature Guaranty]